SUPPLEMENT DATED SEPTEMBER 18, 2009
TO THE CLASS A, B, AND C SHARES PROSPECTUS
FOR PRINCIPAL FUNDS, INC.
DATED MARCH 1, 2009
(As Supplemented on March 20, 2009, April 8, 2009, April 9, 2009,
April 21, 2009, May 4, 2009, May 21, 2009, June 19, 2009,
July 30, 2009, and August 25, 2009)

This supplement updates information currently in the Prospectus. Retain this supplement with the Prospectus.

Upcoming Fund Action

On September 14, 2009, the Board of Directors for Principal Funds, Inc. approved the following proposal: acquisition of the assets of the Ultra Short Bond Fund by the Money Market Fund. The proposal will be submitted for shareholder vote at a Special Meeting of Shareholders of Principal Funds, Inc. tentatively scheduled for December 15, 2009. Additional information about this proposal will be provided in the Proxy Statement/Prospectus that is expected to be mailed to record date shareholders in October 2009.

Risk/Return Summary

Disciplined LargeCap Blend Fund

Add the following footnote to the Annual Fund Operating Expenses Table:

Effective November 20, 2009 and through the period ending February 28, 2011, Principal will contractually agree to reduce the Fund’s expenses attributable to Class A shares by 0.04% (expressed as a percent of average net assets on an annualized basis).

Global Diversified Income Fund

Effective September 15, 2009, Principal Global Investors, LLC ceased being a sub-advisor to the high yield portion of the Fund. On September 16, 2009, Guggenheim Investment Management, LLC (“Guggenheim”) began sub-advising the high yield portion of the Fund. On or about September 23, 2009, Tortoise Capital Advisors, L.L.C. (“Tortoise”) will become an additional sub-advisor to the Fund. In conjunction with those changes, replace the Main Strategies and Risks section with the following:

The Fund generally invests a majority of its assets in fixed income asset classes, such as high yield bonds, preferred securities, and emerging market debt securities, in an effort to provide incremental yields over a portfolio of government securities. In addition, the Fund invests in equity securities of global companies principally engaged in the real estate industry and value equities of global companies to provide dividend yields and diversify fixed income-related risks in the Fund. The Fund may concentrate its investments (invest more than 25% of its net assets) in securities in the real estate industry. The Fund will also invest in master limited partnerships (“MLPs”) and other entities in the energy infrastructure sector. The Fund seeks to provide yield by having each sub-advisor focus on those securities offering the best risk-adjusted yields within their respective asset class.

25-45% of the Fund's assets may be invested in high yield and other income-producing securities including corporate bonds, corporate loan participations and assignments, convertible securities, credit default swaps, and securities of companies in bankruptcy proceedings or otherwise in the process of debt restructuring. The "high yield" securities in which the Fund invests are commonly known as "junk bonds" which are rated Ba or lower by Moody's Investor Service, Inc. ("Moody's") or BB or lower by Standard & Poor's Rating Service ("S&P"). These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative with respect to the issuer's ability to pay interest and to repay principal. It is expected that this portion of the Fund will have a weighted average quality rating of B2 as measured by Moody's or B by S&P. The average duration will generally be 2-4 years. Guggenheim manages this portion of the Fund.

5-25% of the Fund's assets may be invested in the real estate industry. The Fund invests in equity securities of global companies principally engaged in the real estate industry ("real estate companies"). A real estate company has at least 50% of its assets, income or profits derived from products or services related to the real estate industry. Real estate companies include real estate investment trusts (“REITs”), REIT-like entities, and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies as well as building supply manufacturers, mortgage lenders, and mortgage servicing companies. This portion of the Fund may invest in smaller capitalization companies. The Fund also invests in commercial mortgage backed securities, which are bonds that are secured by first mortgages on commercial real estate. Principal-REI manages this portion of the Fund.

10-30% of the Fund's assets may be invested primarily in preferred securities of U.S. companies primarily rated BBB or higher by S&P or Baa by Moody's or, if unrated, of comparable quality in the opinion of the Sub-Advisor. This portion of the Fund focuses primarily on the financial services, REIT, and utility industries. Spectrum manages this portion of the Fund.

5-15% of the Fund's assets may be invested in a diversified portfolio of value equity securities of companies located or operating in developed countries (including the United States) and emerging markets of the world to provide dividend yields. The equity securities will ordinarily be traded on a recognized foreign securities exchange or traded in a foreign over-the-counter market in the country where the issuer is principally based, but may also be traded in other countries including the United States. PGI manages this portion of the Fund.

5-15% of the Fund's assets may be invested in a diversified portfolio of bond issues issued primarily by governments, their agencies, local authorities and instrumentalities and corporate entities domiciled in or exercising the predominant part of their economic activities in emerging markets in Europe, Latin America, Asia, and the Middle East. The target duration for the portfolio will be 2-3 years. The targeted credit quality range will be Baa2 to B3 as measured by Moody's or BBB to B- by S&P. Securities denominated in local currency will be limited to 50% of the portfolio in the aggregate, and, typically, non-dollar currency exposure will not be hedged. PGI manages this portion of the Fund.

5-15% of the Fund’s assets may be invested in MLPs and companies that are organized as corporations, limited liability companies or limited partnerships in the energy infrastructure sector. Energy infrastructure companies are engaged in the transportation, storage, processing, refining, marketing, exploration, production, or mining of any mineral or natural resource. The Fund invests primarily in the mid-stream energy infrastructure market, which is comprised mostly of the following: crude oil and refined products pipeline, storage, and terminal assets; natural gas gathering and transportation pipelines, processing, and storage facilities; propane distributors; energy commodity marine transportation (including LNG transportation and processing); and other energy infrastructure assets. Most pipelines do not own the energy products they transport and, as a result, are not directly exposed to commodity price risk. Additionally, the mid-stream pipeline segment is defensive in nature due to its ownership of real long-lived assets, its stable cash flows, and relative insensitivity to commodity price cycles. Tortoise manages this portion of the Fund.

Among the principal risks (as defined in Appendix A) of investing in the Fund are:

• Derivatives Risk	• Emerging Market Risk	• Equity Securities Risk
• Exchange Rate Risk	• Fixed-Income Risk	• Foreign Securities Risk
• High Yield Securities Risk	• Management Risk	• Master Limited Partnership Risk
• Portfolio Duration Risk	• Real Estate Securities Risk	• Sector Risk
• Securities Lending Risk	• Value Stock Risk

PGI, Principal-REI, and Spectrum have sub-advised this Fund since its inception. On September 16, 2009, Guggenheim became an additional Sub-Advisor to the Fund. On or about September 23, 2009, Tortoise will become an additional sub-advisor to the Fund.

LargeCap Blend Fund II

On or about October 1, 2009, ClearBridge Advisors, LLC will become an additional sub-advisor to the LargeCap Blend Fund II. At that time, replace the language in the Main Strategies and Risks section with the following:

The Fund pursues its investment objective by investing primarily in equity securities of U.S. companies. Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with large market capitalizations (those with market capitalizations within the range of companies in the S&P 500 Index (as of the most recent calendar year end, this range was between approximately $0.5 billion and $406.1 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. Small- and mid-capitalization stocks and foreign stocks (up to 25% of total assets) may also be purchased in keeping with Fund objectives. The market capitalization of companies in the Fund’s portfolio and the S&P 500 Index will change over time, and the Fund will not automatically sell or cease to purchase equity securities of a company it owns if the company’s market capitalization falls outside of the index range.

Futures and options contracts may be bought or sold for any number of reasons, including: to manage exposure to changes in interest rates and foreign currencies; as an efficient means of increasing or decreasing overall fund exposure to a specific part or broad segment of the U.S. or a foreign market; in an effort to enhance income; to protect the value of portfolio securities; and to serve as a cash management tool. Call or put options may be purchased or sold on securities, financial indices, and foreign currencies.

T. Rowe Price uses a disciplined portfolio construction process whereby it weights each sector approximately the same as the S&P 500 Index. Individual holdings within each sector, and their weights within the portfolio, can vary substantially from the S&P 500 Index. T. Rowe analysts select stocks from the industries they cover based on rigorous fundamental analysis that assesses the quality of the business franchise, earnings growth potential for the company, and stock valuation. T. Rowe seeks to take full advantage of the analysts’ focused expertise in their industries. Its stock selection process will result in the purchase of both growth and value stocks.

ClearBridge seeks to construct an investment portfolio with a weighted average market capitalization similar to the S&P 500 Index. ClearBridge uses fundamental analysis to identify companies it views as high quality and to determine whether it believes the companies’ equity securities are relatively over- or under-valued. ClearBridge favors companies with above-average growth in dividend yields.

Principal invests between 10% and 40% of the Fund's assets in common stocks in an attempt to match or exceed the performance of the Fund's benchmark index for performance. The Fund's benchmark index for performance is identified in the average annual total returns table. Principal’s strategy is an active quantitative approach to asset management which Principal refers to as "structured equity." Principal's structured equity strategy applies a risk-controlled investment process that slightly over/underweights individual stocks relative to their weight in the Fund's benchmark index for performance. Through the structured equity strategy, Principal expects the Fund to achieve returns in excess of those of the Fund's benchmark index for performance with lower risk and improved predictability of returns for the entire Fund compared to the Fund's benchmark index for performance.

Among the principal risks (as defined in Appendix A) of investing in the Fund are:

• Derivatives Risk	• Equity Securities Risk	• Exchange Rate Risk
• Foreign Securities Risk	• Growth Stock Risk	• Management Risk
• Market Segment (Large Cap) Risk	• Mid Cap Stock Risk	• Securities Lending Risk
• Value Stock Risk

T. Rowe Price became Sub-Advisor to the Fund effective March 9, 2004. ClearBridge will become an additional Sub-Advisor on or about October 1, 2009.

LargeCap Growth Fund

Add the following footnote to the Annual Fund Operating Expenses Table:

Effective November 20, 2009 and through the period ending February 28, 2011, Principal will contractually agree to reduce the Fund’s expenses attributable to Class C shares by 0.07% (expressed as a percent of average net assets on a daily basis).

LargeCap Value Fund

Add the following footnote to the Annual Fund Operating Expenses Table:

Effective November 20, 2009 and through the period ending February 28, 2011, Principal will contractually agree to reduce the Fund’s expenses attributable to Class C shares by 0.02% (expressed as a percent of average net assets on a daily basis).

MidCap Blend Fund

Add the following footnotes to the Annual Fund Operating Expenses Table:

Effective October 23, 2009 and through the period ending February 28, 2011, Principal will contractually agree to reduce the Fund’s expenses attributable to Class A shares by 0.01% and Class B shares by 0.05% (expressed as a percent of average net assets on a daily basis).

Mortgage Securities Fund (effective September 30, 2009, to be known as Government & High Quality Bond Fund)

In the June 19, 2009 supplement, we announced that on or about September 30, 2009, the Mortgage Securities Fund would change its name to the Government & High Quality Bond Fund and, in conjunction with the name change, the Fund’s Main Strategies and Risks section would change. Replace the first two paragraphs of the Main Strategies and Risks Section included with the June 19, 2009 supplement with the following:

Under normal circumstances, the Fund seeks to achieve its investment objective by investing primarily (at least 80% of its net assets, plus any borrowings for investment purposes) in securities issued by the U.S. government, its agencies or instrumentalities or securities that are rated AAA by S&P, AAA by Fitch, or Aaa by Moody’s, including but not limited to mortgage securities such as agency and non-agency collateralized mortgage obligations, and other obligations that are secured by mortgages or mortgage-backed securities, including repurchase agreements.

The Fund may also invest in mortgage-backed securities that are not issued by the U.S. government, its agencies or instrumentalities or rated AAA by S&P, AAA by Fitch, or Aaa by Moody’s, including collateralized mortgage obligations, and in other obligations that are secured by mortgages or mortgage-backed securities, including repurchase agreements. The Fund may also invest in dollar rolls, which may involve leverage.

Ultra Short Bond Fund

Replace the footnote that was added to the Annual Fund Operating Expenses Table in the June 19, 2009 supplement with the following:

Effective May 13, 2009, Principal voluntarily agreed to limit the Fund's expenses attributable to Class A shares and, if necessary, pay expenses normally payable to the Fund, excluding interest expense. The expense limit will maintain a total level of operating expenses from May 13, 2009 through October 31, 2009 (expressed as a percent of average net assets, during such time period, on an annualized basis) not to exceed 0.46%. Effective November 1, 2009, Principal has voluntarily agreed to limit the Fund’s expenses to the extent necessary to maintain a 0% yield. The expense limit will be in effect through December 18, 2009.

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS

Add the following information to the Certain Investment Strategies and Related Risks section:

Master Limited Partnerships

Certain Funds invest in master limited partnerships (“MLPs”). The amount of cash that each individual MLP can distribute to its partners will depend on the amount of cash it generates from operations, which will vary from quarter to quarter depending on factors affecting the market generally and on factors affecting the particular business lines of the MLP. Available cash will also depend on the MLPs’ level of operating costs (including incentive distributions to the general partner), level of capital expenditures, debt service requirements, acquisition costs (if any), fluctuations in working capital needs and other factors. The benefit derived from investment in MLPs depends largely on the MLPs being treated as partnerships for federal income tax purposes. As a partnership, an MLP has no federal income tax liability at the entity level. If, as a result of a change in current law or a change in an MLP’s business, an MLP were treated as a corporation for federal income tax purposes, the MLP would be obligated to pay federal income tax on its income at the corporate tax rate. If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution would be reduced and the distributions received might be taxed entirely as dividend income. Volatile global financial markets and economic conditions increase the cost of raising capital in debt and equity capital markets and diminish the ability to raise capital. Therefore, MLPs may be unable to obtain new debt or equity financing on acceptable terms. If funding is not available when needed, or is available only on unfavorable terms, MLPs may not be able to meet their obligations as they come due. Moreover, without adequate funding, MLPs may be unable to execute their growth strategies, complete future acquisitions, take advantage of other business opportunities or respond to competitive pressures, any of which could have a material adverse effect on their revenues and results of operations.

MANAGEMENT OF THE FUNDS

The Sub-Advisors

Replace the first three paragraphs of this section with the following

Principal has signed contracts with various Sub-Advisors. Under the sub-advisory agreements, the Sub-Advisor agrees to assume the obligations of Principal to provide investment advisory services to the portion of the assets for a specific Fund allocated to it by Principal. For these services, Principal pays the Sub-Advisor a fee.

Principal or the Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Fund’s investment objective and policies. Within the scope of the approved investment program, the Sub-Advisor advises the Fund on its investment policy and determines which securities are bought or sold, and in what amounts.

Several of the Funds have multiple Sub-Advisors. For those Funds, Principal determines the portion of the Fund’s assets each Sub-Advisor will manage and may, from time-to-time, reallocate Fund assets between the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor’s firm or investment professionals or changes in the number of Sub-Advisors. Ordinarily, reallocations of Fund assets among Sub-Advisors occur as a Sub-Advisor liquidates assets in the normal course of portfolio management or with net new cash flows; however, at times existing Fund assets may be reallocated among Sub-Advisors.

ClearBridge Advisors, LLC (“ClearBridge”)

On or about October 1, 2009, ClearBridge will become an additional sub-advisor to the LargeCap Blend Fund II. At that time, add the following information to the Prospectus:

Sub-Advisor:	ClearBridge Advisors, LLC, 620 8th Avenue, New York, NY 10018 is registered as an investment adviser under the Advisers Act. ClearBridge Advisors LLC is a wholly-owned subsidiary of Legg Mason, Inc.

The day-to-day portfolio management is shared by two Portfolio Managers. The Portfolio Managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Fund	Day-to-Day Fund Management	Since
LargeCap Blend II	Scott Glasser	2009
	Michael Kagan	2009

Scott Glasser. Mr. Glasser is a Senior Portfolio Manager and a Managing Director of ClearBridge. He is also a member of the ClearBridge Management Committee. He joined ClearBridge in 2005 in connection with the Legg Mason/Citigroup transaction. Previously, Mr. Glasser was a Managing Director of Citigroup Global Markets, Inc. and served as a Portfolio Manager at Smith Barney Asset Management. He earned a BA from Middlebury College and an MBA from Pennsylvania State University.

Michael Kagan. Mr. Kagan is a Senior Portfolio Manager and a Managing Director of ClearBridge. He is also a member of the ClearBridge Management Committee and the ClearBridge Brokerage Committee. He joined ClearBridge in 2005 in connection with the Legg Mason/Citigroup transaction. Previously, Mr. Kagan was a Managing Director of Citigroup Global Markets, Inc. and served as a Portfolio Manager at Salomon Brothers Asset Management. Mr. Kagan earned a BA from Harvard College and attended the Massachusetts Institute of Technology Sloan School of Management.

Edge Asset Management, Inc.

Add the following to the biographical information for Craig V. Sosey: Mr. Sosey has informed Edge that he will not continue his employment beyond December 31, 2009. Edge expects that Mr. Sosey will continue as portfolio manager for the Mortgage Securities Fund (effective September 30, 2009, to be known as Government & High Quality Bond Fund) and the Short-Term Income Fund through December 31, 2009.

Guggenheim Investment Management, LLC

On September 16, 2009, Guggenheim Investment Management, LLC became the sub-advisor for the high yield portion of the Global Diversified Income Fund. Add the following information to the Prospectus:

Sub-Advisor:	Guggenheim Investment Management, LLC (“Guggenheim”) was founded in 2001. Its main office is located at 135 East 57th Street, 6th Floor, New York, New York 10022.

The day-to-day portfolio management is shared by two Portfolio Managers. The Portfolio Managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Fund	Day-to-day Fund Management	Since
Global Diversified Income	Richard Lindquist	2009
	Patrick Mitchell	2009

Richard Lindquist, CFA. Mr. Lindquist is a Managing Director for Guggenheim and is a member of the firm’s Investment Committee. Prior to Guggenheim, Mr. Lindquist worked at HSBC Halbis as a portfolio manager and head of High Yield Fixed Income from 2005 to 2009. He earned a B.S. in Finance from Boston College and an MBA from The University of Chicago. Mr. Lindquist has earned the right to use the Chartered Financial Analyst designation.

Patrick Mitchell. Mr. Mitchell is a Managing Director for Guggenheim and is a member of the firm’s Investment Committee. Mr. Mitchell was a Managing Director at Maple Stone Capital Management from 2006 to 2008 and Metropolitan West Financial from 2000 to 2006. He earned a B.S. in Business from the University of Idaho and an MBA from Idaho State University.

Principal Global Investors, LLC (“PGI”)

Remove Dirk Laschanzky from the list of portfolio managers who provide day-to-day fund management for the Global Diversified Income Fund. Effective September 15, 2009, PGI ceased being the sub-advisor for the high yield portion of the Global Diversified Income Fund. Remove Mark Denkinger and Darrin Smith from the list of portfolio managers who provide day-to-day fund management for the Global Diversified Income Fund.

Principal Real Estate Investors (“Principal-REI”)

Replace the paragraph that appears before the list of Funds and Day-to-day Fund Management with the following:

As reflected in the list below, the day-to-day portfolio management, for some funds, is shared by multiple portfolio managers. In each such case, the portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

On or about October 1, 2009, the following information should be added to this section:

Fund	Day-to-day Fund Management	Since
Global Diversified Income	Marc Peterson	2009

Marc Peterson, CFA. Mr. Peterson is a managing director, portfolio management, for Principal-REI. He is responsible for managing the commercial mortgage-backed securities within the multi-sector fixed income portfolios. Mr. Peterson joined the firm in 1992. He earned a BA in accounting from Luther College and an MBA from Drake University. Mr. Peterson has earned the right to use the Chartered Financial Analyst designation and is a member of the CFA Society of Iowa. He is also a member of the Commercial Mortgage Securities Association.

Spectrum Asset Management, Inc.

Replace the paragraph that appears before the list of Funds and Day-to-day Fund Management with the following:

As reflected in the list below, the day-to-day portfolio management, for some funds, is shared by multiple portfolio managers. In each such case, the portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Tortoise Capital Advisors, L.L.C.

On or about September 23, 2009, Tortoise Capital Advisors, L.L.C. will become an additional sub-advisor to the Global Diversified Income Fund. At that time, add the following information to the Prospectus:

Sub-Advisor:	Tortoise Capital Advisors, L.L.C. (“Tortoise”) is located at 11550 Ash Street, Suite 300,
Leawood, Kansas 66211. Tortoise specializes in managing portfolios of investments in
MLPs and other energy companies. Tortoise was formed in October 2002 to provide portfolio management services to institutional and high-net worth investors seeking professional management of their MLP investments.

Tortoise’s investment committee is comprised of five portfolio managers. The investment committee’s members (listed below) all share responsibility for investment management. It is the policy of the investment committee that any one member can require Tortoise to sell a security and any one member can veto the committee’s decision to invest in a security.

Fund	Day-to-day Fund Management	Since
Global Diversified Income	H. Kevin Birzer	2009
	Zachary A. Hamel	2009
	Kenneth P. Malvey	2009
	Terry C. Matlack	2009
	David J. Schulte	2009

H. Kevin Birzer, CFA. Mr. Birzer is a co-founder of and has been a Managing Director of Tortoise since 2002. He is currently the Senior Managing Director of Tortoise. He earned a B.A. from the University of Notre Dame and an MBA from New York University. Mr. Birzer has earned the right to use the Chartered Financial Analyst designation.

Zachary A. Hamel, CFA. Mr. Hamel is a co-founder and has been a Managing Director of Tortoise since 2002. He is also a Partner with Fountain Capital Management, LLC. He earned a B.S. in Business Administration from Kansas State University and an MBA from the University of Kansas School of Business. Mr. Hamel has earned the right to use the Chartered Financial Analyst designation.

Kenneth P. Malvey, CFA. Mr. Malvey is a co-founder and has been a Managing Director of Tortoise since 2002 and is a Partner with Fountain Capital Management, LLC. He earned a B.S. in Finance from Winona State University, Winona, Minn. Mr. Malvey has earned the right to use the Chartered Financial Analyst designation.

Terry C. Matlack, CFA. Mr. Matlack is a co-founder and has been a Managing Director of Tortoise since 2002. He earned a B.S. in Business Administration from Kansas State University and a J.D. and MBA from the University of Kansas. Mr. Matlack has earned the right to use the Chartered Financial Analyst designation.

David J. Schulte, CFA. Mr. Schulte is a co-founder and has been a Managing Director of Tortoise since 2002. He earned a B.S. in Business Administration from Drake University and a J.D. from the University of Iowa. Mr. Schulte is a CPA has earned the right to use the Chartered Financial Analyst designation.